UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-KA

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2013

INFORMATION ARCHITECTS CORPORATION

NORTH CAROLINA	0-22325	87-0399301
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7625 Chapelhill Drive

ORLANDO, FLORIDA 32819

(954) 358-7099

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Xun Energy, Inc. filed with the Securities and Exchange Commission on November 15, 2013 is being filed solely to correct Exhibit No. 99.1 of Item 9.01(d) exhibits discussed in Item 2.01 below. No other changes to the Current Report have been made.

Section 1 – Registrant’s Business and Operations

Not Applicable

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Information Architects Corporation(otcbb: IACH) is pleased to announce the signing of a definitive agreement to acquire The Dakota Creative Group, LLC, ("Dakota")which will be a detailed developer of major theme parks. There were no previous material relationships between or among the previous owners of Dakota and IACH or any of its affiliates or any director or officer of IACH or any associate of any director or officer of IACH.

Dakota has developed plans for an all new destination resort theme park including designs for five unique rides. Dakota will also acquire the design specifications and rights to a host of other rides from existing theme parks and re-brand those rides to integrate with the development plans.

Additionally Dakota is in talks with restaurants, food vendors, and two destination resort hotels to be incorporated into the parks. Dakota is also in the design stage of multiple boutique hotels to also service the parks.

To round out the destination resort experience Dakota plans to develop a 18-hole championship golf course.

Consideration for the acquisition is as follows:

In exchange for the transfer of ownership of Dakota, IACH shall issue to the owner of Dakota 5,000,000 shares of its Preferred F stock plus $1,000,000 in cash.

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing;

Information Architects Corporation has designated a new Series of Preferred Stock, designated “Series F Preferred Stock”, which will convert to 1,000 shares of common stock and vote 2,000-to-1. A total of 10,000,000 such shares are hereby authorized. These Series F shares have a 1 year holding period before they can be converted to common shares.

Information Architects Corporation has also increased its authorized common shares from 2,000,000,000 to 10,000,000,000.

Section 4 – Matters related to Accountants and Financial statements

Not Applicable

Section 5 – Corporate Governance and Management

Not Applicable

Section 6 – Asset-Backed Securities

Not Applicable

Section 7 – Regulation FD

Not Applicable

Section 8 – Other Events

Not Applicable

Section 9 – Financial Statements and exhibits

Item 9.01 Financial statements and exhibits.

The financial statements required by this item will be filed within the 71 day limit, as soon as practicable.

Exhibits

Number	Description
99.1	Acquisition Agreement
99.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

November 15, 2013

INFORMATION ARCHITECTS CORPORATION

BY: /S/Steve Adelstein, President

Steve Adelstein, President